THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Municipal Money Fund
Schwab Value Advantage Money Fund
(each, a “fund”)

Supplement dated December 19, 2011 to the
Prospectus dated April 30, 2011

Currently, each fund reserves the right to automatically redeem your shares upon 60 days written notice if the value of your investment in a fund falls below the stated minimum balance requirement. Effective January 19, 2012, each fund will also have the option to instead convert the holdings of any existing shareholders who no longer meet the eligibility requirements (including minimum account balances) of one class of shares of a fund to another class of shares of the same fund for which the shareholder meets applicable eligibility requirements (including minimum account balances). Accordingly, the following changes are made to the Prospectus:

The ninth sentence under the section entitled, “Choose a fund and a share class” on Page 16 of the Prospectus is deleted and replaced in its entirety with the following:

If you no longer meet the minimum balance requirement for Select Shares or Institutional Shares, a fund reserves the right to (i) convert your holdings to another class of shares of the same fund for which you meet the minimum balance requirement; or (ii) redeem your holdings. A fund will notify you in writing 60 days before any automatic conversion or redemption occurs.

The following is added as the first bullet on Page 17 of the Prospectus under the heading “The funds reserve certain rights, including the following:”

•	If your account balance falls below the stated minimum balance requirement for the Select Shares or Institutional Shares for any reason, to automatically convert your holdings upon 60 days written notice to another class of shares of that same fund for which you meet the minimum balance requirement. A decline in your account balance because of market movement may result in such a conversion. The Municipal Money Fund also offers Value Advantage Shares, which have a lower minimum balance requirement than the Select Shares or Institutional Shares, in another prospectus. The Value Advantage Money Fund also offers Investor Shares, which have a lower minimum balance requirement than the Select Shares or Institutional Shares, in another prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG65084-00 (11/11) © 2011 All Rights Reserved

THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Value Advantage Money Fund — Institutional Prime Shares
(the “fund”)

Supplement dated December 19, 2011 to the
Prospectus dated April 30, 2011

Currently, the fund reserves the right to automatically redeem your shares upon 60 days written notice if the value of your investment in the fund falls below the stated minimum balance requirement. Effective January 19, 2012, the fund will also have the option to instead convert the holdings of any existing shareholders who no longer meet eligibility requirements (including minimum account balances) of one class of shares of the fund to another class of shares of the fund for which the shareholder meets applicable eligibility requirements (including minimum account balances). Accordingly, the following changes are made to the Prospectus:

The following is added as the first bullet on Page 10 of the Prospectus under the heading “The funds reserve certain rights, including the following:”

•	If your account balance falls below the stated minimum balance requirement of the Institutional Prime Shares for any reason, to automatically convert your holdings upon 60 days written notice to another class of shares of the fund for which you meet the minimum balance requirement. The fund also offers Institutional Shares, Select Shares and Investor Shares (each with lower minimum balance requirements than the Institutional Prime Shares) in other prospectuses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG65081-00 (12/11) © 2011 All Rights Reserved